SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 6, 2001

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      1-3480                   41-0423660
(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)            Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.
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          On March 6, 2001, MDU Resources Group, Inc. (the "Company") sold to
Paul Revere Capital Partners Ltd. ("Paul Revere") 358,429 shares of Company common stock, par value $1.00 per share (the "Shares"), and the Preference Share Purchase Rights appurtenant thereto (the "Rights") at an average purchase price of $27.8995 per share, for a total purchase price of $10,000,000, pursuant to a Purchase Agreement by and between the Company and Paul Revere, dated March 6, 2001. The Company received proceeds from this sale of $10,000,000 and estimates its expenses relating thereto to be $12,500. The Shares and the Rights are registered under the Securities Act of 1933, as amended, on Form S-3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (c) Exhibits.

               99. Purchase Agreement, dated March 6, 2001.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2001

                                        MDU RESOURCES GROUP, INC.


                                        By:/s/Warren Robinson
                                          -------------------------------------
                                                     Warren Robinson
                                         Executive Vice President, Treasurer and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                          Description of Exhibit
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      99                           Purchase Agreement, dated March 6, 2001.